QCR

QCR Holdings, Inc.

a relationship driven organization®

2012 Financial Presentation

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of QCR Holdings Inc. (the "Company"). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "seek," "target," "potential," "focus," "may," "could," "should" or similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: (i) the effects of future economic, business and market conditions and changes, domestic and foreign, including seasonality; (ii) governmental monetary and fiscal policies; (iii) legislative and regulatory changes, including changes in banking, securities and tax laws and regulations such as the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by the Company's regulators, and changes in the scope and cost of Federal Deposit Insurance Corporation insurance and other coverages; (iv) changes in accounting policies, rules and practices; (v) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and other interest sensitive assets and liabilities; (vi) the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses and other estimates; (vii) changes in borrowers' credit risks and payment behaviors; (viii) changes in the availability and cost of credit and capital in the financial markets;

QCR HOLDINGS, INC.

a relationship driven organization®

FORWARD-LOOKING STATEMENTS - Continued

(ix) changes in the prices, values and sales volumes of residential and commercial real estate; (x) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (xi) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xii) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xiii) the effects of war or other conflicts, acts of terrorism or other catastrophic events, including hurricanes, storms, droughts, tornados and flooding, that may affect economic conditions generally and in the Company's markets; (xiv) the failure of assumptions and estimates used in the Company's reviews of its loan portfolio, the review of its credit grading methods by an independent firm and the Company's analysis of its capital position; and (xv) such other matters as discussed in this presentation or identified in the Company's periodic filings with the Securities and Exchange Commission, particularly those matters described under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2011. You are cautioned not to place undue reliance on forward-looking statements, which reflect the Company's outlook only and speak only as of the date of this presentation or the dates indicated in the statements. The Company assumes no obligation to update or supplement forward-looking statements. For further information on these and other factors that could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission.

This presentation is a summary only. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information contained herein and expressly disclaims any and all liability that may be based on such information, errors therein or omissions therefrom.

This presentation is neither an offer to sell nor a solicitation of an offer to purchase any securities of the Company. Any offer to sell or solicitation of an offer to purchase securities of the Company will be made only pursuant to such definitive documentation as may be agreed to by the parties.

QCR HOLDINGS, INC.
a relationship driven organization®

NON-GAAP FINANCIAL MEASURES

These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, QCR Holdings, Inc. has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

QCR Holdings, Inc.
a relationship driven organization®

Table of Contents

Who We Are……………..………. 6

Our Strategy……………………….. 12

Financials………………………….. 13

Key Differentiators ……………... 21

Appendix……………………….…. 28

QCR HOLDINGS, INC.

a relationship driven organization®

Corporate Overview

Founded in 1993
Headquartered in Moline, IL

SYMBOL – QCRH

$2.09 Billion in assets

$ 1.37 Billion in deposits

$ 1.27 Billion in loans

10 Facilities
Quad City Bank & Trust (5)
Rockford Bank & Trust (2)
Cedar Rapids Bank & Trust (2)
m2 Lease Funds LLC (1)

Shares Outstanding: 4.92 Million

Ownership:
Company Benefit Plans 11.6%
Institutional & Mutual Funds 15.2%
Insiders 16.7%


m2
LEASE FUNDS
CR
BT
QC
BT
RB
&T

QCR HOLDINGS, INC.

a relationship driven organization®

Top 25 MSAs / Iowa and Illinois

MSA	Deposits ($ M)	# of Inst	# of Branches	Total Population	Projected Population Growth	Median Household Income	Projected Median HHI Growth
Chicago-Joliet-Naperville, IL-IN-WI	313,737	221	3,176	9,481,409	0.86 %	57,427	21.59 %
Saint Louis, MO-IL	64,123	135	953	2,818,784	1.19	51,297	15.28
Omaha-Council Bluffs, NE-IA	23,624	71	334	873,472	5.09	52,378	19.29
Des Moines-West Des Moines, IA	13,389	52	223	578,175	7.31	55,339	22.33
Davenport-Moline-Rock Island, IA-IL	7,468	39	153	380,858	0.90	45,163	20.95
Peoria, IL	6,656	41	166	381,267	2.13	48,511	17.48
Rockford, IL	5,361	24	101	350,095	1.65	52,399	16.92
Cedar Rapids, IA	5,141	39	106	260,031	3.82	53,469	20.80
Springfield, IL	4,900	29	92	211,610	2.39	51,153	16.64
Champaign-Urbana, IL	4,843	33	108	233,215	3.55	44,521	18.99
Ottawa-Streator, IL	3,650	33	87	154,826	0.24	46,752	14.68
Iowa City, IA	3,052	21	61	153,716	5.44	46,901	25.04
Sioux City, IA-NE-SD	2,889	32	77	143,588	0.21	44,093	22.70
Waterloo-Cedar Falls, IA	2,784	22	68	168,757	1.80	42,621	23.70
Bloomington-Normal, IL	2,663	28	61	170,199	3.94	57,274	21.31
Dubuque, IA	2,486	10	41	94,440	3.04	45,806	20.70
Ames, IA	2,050	18	38	90,459	5.50	49,116	19.32
Quincy, IL-MO	1,999	21	47	77,322	(0.30)	38,967	18.00
Paducah, KY-IL	1,933	15	44	98,893	0.34	40,182	16.40
Kankakee-Bradley, IL	1,898	18	44	113,981	2.96	47,104	18.76
Galesburg, IL	1,822	17	34	70,442	(1.69)	39,998	17.76
Cape Girardeau-Jackson, MO-IL	1,801	16	47	97,008	3.18	39,013	25.81
Decatur, IL	1,800	14	41	110,650	(1.18)	42,690	21.30
Sterling, IL	1,424	16	29	58,481	(0.86)	46,699	12.63
Effingham, IL	1,416	11	21	34,294	0.31	43,972	15.71
High	**$313,737**	**221**	**3,176**	**9,481,409**	**7.31 %**	**$57,427**	**25.81 %**
Low	**$1,416**	**11**	**21**	**34,294**	**(1.18)**	**$38,967**	**12.63**
Medium	**$2,877.4**	**26**	**69**	**154,197**	**1.46**	**$51,286**	**14.53**

Source SNL Financial. Deposit data as of June 30, 2012. Growth rates for the period 2011 - 2016

QUAD CITY BANK & TRUST

John H. Anderson, President & CEO

Assets: $1.18 Billion

Population: 380,829

Market Deposits: $7.3 Billion

Davenport, Moline, Rock Island MSA – located on the Mississippi River

Major Employers

Rock Island Arsenal
Deere & Company
Genesis Health Systems
Trinity Regional Health Systems
Tyson Fresh Meats
Alcoa
Kraft
3M
Excelon

National Rankings – Quad Cities

- The Rock Island Arsenal is the largest government-owned military weapons manufacturing arsenal in the United States.
- Alcoa (Quad Cities) is the world's premier aerospace supply plant – the hub of Alcoa's $3B aerospace business
- Quad Cities cost of living is 3.3% lower than the national cost of living.
- Business operating cost (labor, utilities, and taxes) are 20% below other nearby metro's (Minneapolis and
- Chicago)

  International Headquarters for Deere & Company

What They're Saying About the Quad Cities

Kiplinger – July 2011: Best Value Cities 2011

Kiplinger reviews 353 U.S. Metropolitan areas for cost of living, median household income, income growth to determine where "best values" exist. The Quad Cities ranks in the top 15% of communities that are touted as offering a vibrant economy, a low cost of living, and plenty of lifestyle amenities.

Cedar Rapids Bank & Trust

Cedar Rapids Bank & Trust

Larry J. Helling, President & CEO

Assets: $626 Million

Population: 260,153

Market Deposits: $4.7 Billion

Cedar Rapids MSA

Major Employers

Rockwell Collins
Aegon USA
St. Lukes Hospital
Mercy Medical Center
Whirlpool Corporation
Kirkwood Community College
Quaker Food and Snacks
Cedar Rapids Community Schools
Amana Refrigeration
MCI

National & State Rankings – Cedar Rapids

- Top 12 Best Cities for High Paying Jobs *(Kiplinger, Jan 2012)*
- 2011 Best Performing Cities *(Milken Institute, Dec 2011)*
- Top 10 Best Value Cities of 2011 *(Kiplinger, Sept 2011)*
- Top 25 Cities Where Homes are Affordable *(CNN Money, Aug 2011)*
- Best Places for Business & Careers *(11 of 200) (Forbes, Jun 2011)*
- Aaa Bond Rating *(Moody's, May 2011)*
- International Headquarters for Rockwell Collins
- U.S. Headquarters for Aegon USA

What They're Saying About Cedar Rapids

Time Magazine – April 2, 2012 Edition: highlights Cedar Rapids and 10 other cities in "Boomtown USA: A look at growing cities and what's fueling their growth." The article points to Cedar Rapids 6% unemployment rate and the job growth that has topped national levels by 7%.

American.com – April 24, 2012 Edition: highlights Cedar Rapids higher educational attainment and manufacturing growth. Cedar Rapids has the highest GDP growth from 2000 to 2010 of any metro area in the Midwest.

Rockford Bank & Trust

ROCKFORD BANK & TRUST

Thomas D. Budd, President & CEO

Assets: $314 Million

Population: 359,336 *(expected to grow to 552,000 by 2030)*

Market Deposits: $5.2 Billion

Rockford MSA

National & State Rankings – Rockford

- Top 10 in the Most Affordable MSA's in America
- Top 10 in the State of Illinois for academic performance
- Fastest growing metro market in the state of Illinois
- Rockford cost of living about 15% lower than the U.S. average
- Considered Illinois' second largest city

Major Employers

Rockford Public School District
Swedish American Health Systems
Chrysler (Belvidere Assembly Plant)
Rockford Health Systems
Hamilton Sundstrand
Wal-Mart Stores
Rockford Memorial Hospital
OSF St. Anthony Medical Center
Winnebago County
UPS

What They're Saying About Rockford

Carter & Burgess – 2012 Study *(National Site Selection Company)*

"Manufacturers of industrial machinery find the Rockford Area to be an ideal location. Several factors come in to play, including the cities highly skilled work force, the availability of highly specialized existing facilities, and a strong, qualified supplier base. The region's central location (close to Chicago, Milwaukee, etc.) and close proximity to key transportation assets (airports, roads, and rails) are an additional benefit. The Rockford Region maintains a much higher concentration of skilled metal – working employees than the national average."

QCR HOLDINGS, INC.
a relationship driven organization®

Strategic Advantages

- 3 distinct (yet similar) operating charters – able to customize solutions by market
- Managed by local veteran bankers, governed by local Board of Directors, local decisions, local solutions, enhanced market specific knowledge
- 3 charters supported by QCRH Group Operations team that delivers operational services in a centralized and efficient manner
- Credit quality better than peers
- Historic growth better than peers
- Top 5 Deposit market share in Quad Cities and Cedar Rapids
- Top 10 Deposit market share in Rockford
- High touch service delivered locally by knowledgeable advisors
- Opportunities in Correspondent Banking, Wealth Management, m2 Leasing and SBA/USDA lending

QCR HOLDINGS, INC.
a relationship driven organization®

Entity Wide Strategic Initiatives

- Prioritization of growth in earnings and earnings per share (EPS), over growth in assets
- Preservation of capital and increasing tangible common equity (TCE) to allow for redemption of SBLF Capital without the need for a dilutive common equity raise
- Continue to maintain adequate liquidity while better utilizing same
- Continue to improve asset quality
- Deliver the financial successes associated with a "relationship driven organization" Improved Pricing/Client Penetration = Improved Margins/Earnings = Improved Stock Price = Improved Shareholder Value
- More closely align "shareholder performance" to "operating performance" utilizing enhanced Investor Relations strategies and increased transparency
- Review potential opportunities when presented, but act only on those that are immediately accretive to EPS/book value/franchise value

QCR HOLDINGS, INC.

a relationship driven organization®

Summary of Financial Results 2007-2012

	2007	2008	2009	2010	2011	2012
Net interest income	$34,352	$44,623	$50,662	$49,864	$54,145	$57,649
Non-interest income	13,499	13,931	15,547	15,406	17,462	16,621
Non-interest expense	(35,734)	(42,334)	(46,937)	(48,549)	(50,993)	(52,259)
Pre-tax pre-provision	12,117	16,220	19,272	16,721	20,614	22,011
Provision expense	(2,336)	(9,222)	(16,976)	(7,464)	(6,616)	(4,371)
Income before taxes	9,781	6,998	2,296	9,257	13,998	17,640
Income taxes	(2,893)	(1,735)	(247)	(2,449)	(3,868)	(4,534)
Income from continuing operations	6,888	5,263	2,049	6,808	10,130	13,106
Income (loss) from discontinued operations	(723)	1,734	-	-	-	-
Net income	6,165	6,997	2,049	6,808	10,130	13,106
Less: net income attributable to non controlling interests	388	288	277	221	438	488
Net income attributable to QCR Holdings, Inc.	$5,777	$6,709	$1,772	$6,587	$9,692	$12,618

QCR Holdings, Inc.

a relationship driven organization®

Proxy Peer Comparisons

	QCR Holdings, Inc.	QCBT*	CRBT	RBT	Average	Median
Assets	$2.09 Billion	$1.2 Billion	$626 Million	$314 Million	$2.4 Billion	$2.1 Billion
Total Risk-Based Capital Ratio	12.7%	12.1%	12.9%	15.3%	15.1%	14.9%
TCE	4.0%	N/A	N/A	N/A	8.3%	8.3%
Texas Ratio	18.7%	11.9%	13.5%	24.2%	24.4%	18.0%
NPAs/Assets	1.4%	1.0%	1.3%	3.0%	2.4%	1.8%
ROAA	0.6%	0.9%	1.0%	0.2%	1.1%	1.1%
ROAE	8.9%	10.9%	11.1%	1.7%	11.9%	11.2%
Efficiency	71.2%	60.8%	57.5%	78.2%	62.7%	60.8%
Price/Tangible Book	77.4%	N/A	N/A	N/A	128.6%	129.5%

NOTE: Data as of and for the quarter ended December 31, 2012 for QCR Holdings, Inc. and subsidiaries. Peer data as of and for the quarter ended December 31, 2012. Data at regulatory level.

* Effective September 2012, QCBT now owns 100% of m2 Lease Funds, LLC.

QCR HOLDINGS, INC.
a relationship driven organization®

Strategic Issues Impacting Stock Price

- Low Tangible Common Equity Ratio – More Common Shares?
- Lack of liquidity in our stock
- SBLF Capital – After Partial Redemption in Q2 2012, How Will Remaining $29.9 MM Be Redeemed?
- Asset Quality Questions – Have NPA's Peaked?
- "Normalized" Earnings – When and What?
- Where Will Growth Come From?

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc. Capital Structure December 31, 2012

		DIVIDENDS / INTEREST	
		Annually	**Quarterly**
Preferred F *	$29.9M at 5.00%	$1,493,350	$373,338
Preferred E **	$25.0M at 7.00%	$1,750,000	$437,500
Trust II	$12.4M floating at 3.21% (3ML + 2.85%)	$398,040	$99,510
Trust III	$8.2M floating at 3.21% (3ML + 2.85%)	$263,220	$65,805
Trust IV	$5.2M floating at 2.14% (3ML + 1.80%)	$111,280	$27,820
Trust V	$10.3M floating at 1.89% (3ML + 1.55%)	$194,670	$48,668
Common	4,918,202 shares at $0.08/share	$395,000	*paid semi-annually*
		$4,605,560	**$1,052,640**

SUMMARY		
Total Preferred	$3,243,350	$810,838
Total TruPS	$967,210	$241,803
Common	$395,000	$0
	$4,605,560	**$1,052,640**

* This is the preferred stock issued to Treasury as part of SBLF. $38.2M redeemed Series D (or TCPP) which paid a rate of 5.00%. The rate on Series F can be reduced over the first 10 quarters with certain net growth of small business lending. If no net qualifying small business loan growth, the rate will increase to 9.00% effective for the first quarter of 2014. On June 29, 2012, the Company partially redeemed $10.2M of the originally issued $40.1MM. Assuming 5.00% rate, the redemption will result in a reduction of preferred dividends by $511K annually. ** Convertible to common by holder at per share conversion price of $12.15. Additionally, QCRH can exercise a conversion option on or after June 30, 2013, at the same per share conversion price of $12.15 if the Company's common stock price equals or exceeds $17.22 for at least 20 trading days in a period of 30 consecutive trading days.

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Assets

IN MILLIONS OF DOLLARS



CAGR 1994-2012 24.77%
CAGR 1994-2007 32.26%
CAGR 2008-2012 6.86%
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12

QCR HOLDINGS, INC.
a relationship driven organization®

Total Consolidated Deposits



IN MILLIONS OF DOLLARS
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dec.94
Dec.95
Dec.96
Dec.97
Dec.98
Dec.99
Dec.00
Dec.01
Dec.02
Dec.03
Dec.04
Dec.05
Dec.06
Dec.07
Dec.08
Dec.09
Dec.10
Dec.11
Dec.12

QCR HOLDINGS, INC.
a relationship driven organization®

A Closer Look: Total Consolidated Deposits (2006-2012)

December 31, 2006
Total $875.5 MM

Non Interest Bearing Demand
$124.2 MM or 14%

Interest Bearing
$334.0 MM or 38%

CD's
$417.3 MM or 48%
RETAIL: $345.8 MM or 40%
BROKERED: $71.4 MM or 8%



December 31, 2012
Total $1,374.1 MM

Non Interest Bearing Demand
$450.7 MM or 33%

Interest Bearing
$588.9 MM or 43%

CD's
$336.2 MM or 24%
RETAIL: $289.2 MM or 21%
BROKERED: $45.3 MM or 3%



QCR
HOLDINGS, INC.
a relationship driven organization®

Loan Portfolio Composition
December 31, 2012

IN MILLIONS OF DOLLARS

TYPE	Dollar Mix	Percent Mix
Commercial & Industrial	$ 394.2	31 %
Non Owner Occupied Commercial Real Estate	344.1	27
Owner Occupied Commercial Real Estate	204.9	16
Residential Real Estate	115.6	9
Direct Financing Leases	103.7	8
Installment and Other Consumer	76.7	6
Commercial Construction/Land Development	45.0	3
	$ 1,284.2	100 %

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: Correspondent Banking

- Uniquely positioned due to veteran Correspondent bankers on our team.
- Competitively positioned with software, systems and processes.
- Depth of product offerings:
  - Online Cash Management
  - Loan Participations
  - Safekeeping Services
  - Credit Card Services
  - Image Cash Letter System
  - Bank Stock Financing
  - Trust and Investment Services
  - Fed Funds Lines
- Favorably positioned with market opportunities in Illinois, Iowa and Wisconsin.
- 143 relationships to date with Total Deposits of $204MM at 12/31/12 (non-interest bearing).
- Key competitors exited the market - LaSalle and Bankers Bank of Illinois.
- Total Bank Stock Loans as of 12/31/12 total $47MM, or 3.7% of total loans/leases.

Key Differentiator: Wealth Management

- As of December 31, 2012: Approximately $1.1 Billion in Trust (and related) accounts and $568 Million in Brokerage (and related) accounts.
- Competitively positioned due to our veteran team of Wealth Management professionals
- Uniquely positioned with software, systems and processes
- Depth of product offerings:

- Financial Planning	- Asset Management
- Trust Services	- Estate Planning
- Brokerage and RIA	- Insurance
- Family Office	- Core Banking and Commercial & Consumer Lending

- Favorably positioned with market opportunities in western Illinois and eastern Iowa – "big banks are going up market"

QCR HOLDINGS, INC.
a relationship driven organization®

Key Differentiator: SBA - USDA Lending

- **SBA Loans Originated for the Fiscal Year Ending 9/30/12:**
  - Quad City Bank & Trust - 8th in the state of Iowa for Iowa chartered banks (dollar volume)
  - Cedar Rapids Bank & Trust - 1st in the state of Iowa for Iowa chartered banks (dollar volume)
  - Rockford Bank & Trust - 11th in the state of Illinois (dollar volume)
- **USDA Lending for Fiscal Year Ending 9/30/12**
  - Cedar Rapids Bank & Trust – Leader in the state of Iowa (dollar volume)

QCR Holdings, Inc.
a relationship driven organization®

Key Differentiator: m2 Lease Funds, LLC

- Effective September 2012, Quad City Bank & Trust now owns 100% of m2 Lease Funds, LLC.
- Quad City Bank & Trust acquired 80% ownership August of 2005

	Assets (in millions)	Pre-Tax Earnings
2006	$ 53.0	$ 875,651
2007	$ 68.7	$ 1,421,142
2008	$ 79.7	$ 784,424
2009	$ 90.6	$ 855,679
2010	$ 85.4	$ 852,741
2011	$ 98.8	$ 2,069,470
2012	$ 109.7	$ 3,367,182

- Key Niches:

  - Marine Equipment
  - Printing
  - Health Care
  - Machinery/Machine Tools
  - Telecom
  - Office Technology

QCR HOLDINGS, INC.
a relationship driven organization®

QCR Holdings, Inc.
Stock Trading History


$25.00
$20.00
$15.00
$10.00
$5.00
1/31/03
6/30/03
1/30/04
6/30/04
1/31/05
6/30/05
1/31/06
6/30/06
1/31/07
6/29/07
1/31/08
6/30/08
1/30/09
6/30/09
1/29/10
6/30/10
1/31/11
6/30/11
1/31/12
6/30/12
9/30/12
12/31/12

Trading Summary for QCRH - Sources: NASDAQ Online, IDC All information contained herein is obtained from sources believed to be accurate and reliable, but, because of the possibility of human and mechanical error as well as other factors, ALL INFORMATION IS PROVIDED 'AS IS' WITHOUT WARRANTY OF ANY KIND, AND THE NASDAQ STOCK MARKET, INC. EXPRESSLY DISCLAIMS ALL EXPRESS AND IMPLIED WARRANTIES OF ANY KIND AND MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, TO ANY PERSON OR ENTITY, AS TO THE ACCURACY, TIMELINESS, COMPLETENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

QCR HOLDINGS, INC.
a relationship driven organization®

Book Value of Common Stock Vs. Market Value

IN MILLIONS OF DOLLARS



$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Book Value
Market Value
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12

Thank You

For Your Time Today!

QCR Holdings, Inc.

a relationship driven organization®

Questions

QCR HOLDINGS, INC.

a relationship driven organization®

Appendix



QCR Holdings, Inc. Executive Management Team

LEFT TO RIGHT

Back Row *(standing)*

Rand Westlund
John McEvoy
Charlie Bullock
Larry Helling
Doug Hultquist
Tom Budd
Bill Tank
Todd Gipple
John Rodriguez

Front Row *(seated)*

John Engelbrecht
Shawna Graham
John Anderson
Cathie Whiteside
Jill DeKeyser
Michael Wyffels

OUR MISSION:

QCR Holdings, Inc. will be the premier provider of financial services to businesses and individuals for whom relationships matter, in markets where we can excel.

QCR Holdings, Inc.

a relationship driven organization®

Executive Management Team

DOUGLAS M. HULTQUIST, CPA
President and Chief Executive Officer
35 Years in Banking/Financial Services

TODD A. GIPPLE, CPA
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
27 Years in Banking/Financial Services

JOHN H. ANDERSON
President and Chief Executive Officer,
Quad City Bank and Trust Company
26 Years in Banking/Financial Services

THOMAS D. BUDD
President and Chief Executive Officer,
Rockford Bank and Trust Company
26 Years in Banking/Financial Services

CHARLES S. BULLOCK
Executive Vice President,
Rockford Bank and Trust Company
41 Years in Banking/Financial Services

JILL A. DEKEYSER
Senior Vice President,
Director of Human Resources
9 Years in Banking/Financial Services

JOHN R. ENGELBRECHT, MBA
President and Chief Executive Officer,
m2 Lease Funds, LLC
38 Years in Banking/Financial Services

SHAWNA M. GRAHAM, CBA, CIA, CISA, CRP, MBA, CCBCO
Senior Vice President,
Director of Risk Management
24 Years in Banking/Financial Services

LARRY J. HELLING
President and Chief Executive Officer, Cedar Rapids Bank and Trust Company Executive Vice President and Chief Lending Officer, QCR Holdings, Inc.
33 Years in Banking/Financial Services

JOHN R. McEVOY, JR.
Executive Vice President,
Chief Operations Officer & Cashier
Quad City Bank and Trust Company
36 Years in Banking/Financial Services

JOHN A. RODRIGUEZ, CCM
Executive Vice President,
Deposit Operations/Information Services 30 Years in Banking/Financial Services

WILLIAM M. TANK, MBA
Executive Vice President,
Chief Credit Officer
34 Years in Banking/Financial Services

M. RANDOLPH WESTLUND, CFA
Executive Vice President,
Chief Investment Officer
25 Years in Banking/Financial Services

CATHIE S. WHITESIDE, MBA
Executive Vice President,
Corporate Strategy and Branding
5 Years in Banking/Financial Services

MICHAEL J. WYFFELS
Senior Vice President,
Chief Technology Officer
23 Years in Banking/Financial Services

History of QCR Holdings, Inc.

1993 Founded by Mike Bauer and Doug Hultquist

1994 Quad City Bank & Trust* – Currently $1.18 Billion in Assets

2001 Cedar Rapids Bank & Trust* – Currently $626 Million in Assets

2005 Rockford Bank & Trust* – Currently $314 Million in Assets

2005 Quad City Bank & Trust acquires 80% ownership of m2 Lease Funds, LLC

2012 Quad City Bank & Trust acquires remaining 20% ownership of m2 Lease Funds, LLC - Currently $110 Million in Assets

Assets as of December 31, 2012 * De Novo

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Analysis Q4 2012

General Information:			Capital and Balance Sheet:						
Institution	Ticker	Assets	Tang. Equity / Assets (%)	TCE / TA (%)	Tier 1 Cmn Ratio (%)	Leverage Ratio (%)	Tier 1 Capital Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)
Heartland Financial USA, Inc.	HTLF	4,985	7.43	5.78	7.80	9.83	13.36	15.36	76.06
Great Southern Bancorp, Inc.	GSBC	3,958	9.21	7.75	11.67	9.47	15.22	16.47	75.65
First Busey Corporation	BUSE	3,618	10.47	8.45	11.67	11.30	17.34	18.63	69.56
Enterprise Financial Services Corp	EFSC	3,326	6.02	6.02	8.10	8.36	10.88	12.29	87.21
Lakeland Financial Corporation	LKFN	3,067	9.56	9.56	11.78	10.46	13.01	14.27	87.81
First Financial Corporation	THFF	2,886	11.62	11.62	15.38	11.43	15.38	16.37	81.36
MainSource Financial Group, Inc.	MSFG	2,769	9.37	8.82	12.69	10.40	16.52	17.77	71.87
CoBiz Financial Inc.	COBZ	2,654	9.56	7.40	8.51	12.23	14.29	16.51	90.47
S.Y. Bancorp, Inc.	SYBT	2,148	9.52	9.52	11.44	10.79	13.17	14.42	89.73
Hills Bancorporation	HBIA	2,100	12.08	12.08	15.41	11.90	15.41	16.66	105.29
West Suburban Bancorp, Inc.	WNRP	2,018	8.63	8.63	13.21	8.59	13.21	14.48	55.17
German American Bancorp, Inc.	GABC	2,007	8.23	8.23	10.78	8.18	11.12	13.70	74.44
Horizon Bancorp	HBNC	1,848	7.41	6.72	8.94	9.17	12.47	13.72	93.07
Bank of Kentucky Financial Corporation	BKYF	1,844	8.02	8.02	9.54	9.00	10.77	13.28	77.18
MidWestOne Financial Group, Inc.	MOFG	1,793	9.22	9.22	11.62	9.82	12.78	14.03	76.31
First Mid-Illinois Bancshares, Inc.	FMBH	1,578	8.25	4.89	7.54	9.66	14.51	15.65	71.51
Macatawa Bank Corporation	MCBC	1,561	8.36	6.24	7.09	10.35	13.37	14.98	82.45
Mercantile Bank Corporation	MBWM	1,423	10.30	10.30	10.76	11.41	13.46	14.73	91.72
West Bancorporation, Inc.	WTBA	1,448	9.29	9.29	12.43	11.23	14.31	15.56	82.04
First Business Financial Services, Inc.	FBIZ	1,226	8.12	8.12	9.56	8.99	10.54	12.97	83.49
QCR Holdings, Inc.	**QCRH**	**2,094**	**6.56**	**4.10**	**5.45**	**8.13**	**11.27**	**12.71**	**93.69**
Average:		**2,413**	**9.03**	**8.33**	**10.80**	**10.13**	**13.56**	**15.09**	**81.12**
Median:		**2,059**	**9.22**	**8.34**	**11.11**	**10.09**	**13.37**	**14.86**	**81.70**

Institution	Asset Quality:							Performance:			
	LLR / Loans (%)	NPA / Loans + OREO (%)	Texas Ratio (%)	NPAs / Assets (%)	NCO / Avg. Loans (%)	LLR / NPAs (%)	LLP / NCO (%)	ROAA (%)	ROAE (%)	NIM (%)	Efficiency Ratio (%)
Heartland Financial USA, Inc.	1.32	3.43	24.97	2.04	0.73	38.15	66.52	1.10	13.01	3.78	69.26
Great Southern Bancorp, Inc.	1.70	5.58	38.28	3.46	1.24	29.66	104.59	1.22	13.83	4.55	52.86
First Busey Corporation	2.32	2.90	14.29	1.67	0.93	79.69	74.45	0.64	5.40	3.19	68.59
Enterprise Financial Services Corp	1.98	2.78	38.27	1.96	1.06	70.34	109.19	0.88	11.21	4.82	55.82
Lakeland Financial Corporation	2.27	2.37	15.60	1.75	0.31	95.92	72.80	1.19	12.29	3.24	49.72
First Financial Corporation	1.19	3.66	20.26	2.36	0.47	32.25	122.78	1.13	9.02	4.20	59.22
MainSource Financial Group, Inc.	2.05	3.63	20.27	2.07	1.36	56.31	42.69	0.99	8.17	3.82	64.78
CoBiz Financial Inc.	2.43	3.52	22.73	2.57	-0.17	68.68	43.99	0.98	10.15	3.97	73.15
S.Y. Bancorp, Inc.	1.99	2.26	15.77	1.69	0.46	87.89	134.58	1.25	13.17	3.91	57.81
Hills Bancorporation	1.44	1.59	10.95	1.33	0.25	90.31	4.81	1.30	10.90	3.40	59.27
West Suburban Bancorp, Inc.	3.10	9.85	49.56	5.03	0.46	30.76	0.00	0.41	4.76	3.13	73.92
German American Bancorp, Inc.	1.27	1.01	6.91	0.62	0.38	125.53	63.22	1.26	13.58	3.75	56.01
Horizon Bancorp	1.52	2.18	17.16	1.42	0.70	69.54	85.20	1.20	14.75	3.90	60.55
Bank of Kentucky Financial Corporation	1.37	2.52	18.91	1.66	0.45	53.99	98.71	1.04	11.08	3.54	57.09
MidWestOne Financial Group, Inc.	1.69	2.09	16.71	1.26	0.30	80.09	116.37	0.98	10.13	3.68	62.75
First Mid-Illinois Bancshares, Inc.	1.29	1.51	9.86	0.87	0.34	85.62	117.12	0.91	9.31	3.47	61.38
Macatawa Bank Corporation	2.24	11.79	85.44	8.40	0.79	18.10	-24.61	2.37	34.40	3.51	83.47
Mercantile Bank Corporation	2.75	6.11	36.57	4.50	-0.24	44.75	-48.78	0.82	7.47	3.57	74.35
West Bancorporation, Inc.	1.67	1.81	11.33	1.17	0.20	91.34	75.06	1.21	12.34	3.34	52.46
First Business Financial Services, Inc.	1.69	1.84	14.62	1.37	0.07	91.66	562.67	0.76	12.65	3.37	61.04
QCR Holdings, Inc.	**1.55**	**2.24**	**18.54**	**1.38**	**0.17**	**68.76**	**194.42**	**0.62**	**8.90**	**3.04**	**69.29**
Average:	**1.86**	**3.62**	**24.42**	**2.36**	**0.50**	**67.03**	**91.07**	**1.08**	**11.88**	**3.71**	**62.68**
Median:	**1.70**	**2.65**	**18.04**	**1.72**	**0.46**	**69.94**	**74.76**	**1.07**	**11.15**	**3.63**	**60.80**

Source: SNL Financial, data as of quarter ended December 31, 2012. Note: Texas ratio equal to (NPAs + Loans 90 Days Past Due) / (Tangible Equity + Loan Loss Reserves).
NPAs include non-performing loans/leases, restructured loans (excludes restructured leases, if any) and OREO.

QCR HOLDINGS, INC.

a relationship driven organization®

Peer Credit Analysis Graphs
Non-Performing Assets / Assets

INSTITUTION	TICKER	NPAs / ASSETS %
Peer Group:		
Heartland Financial USA, Inc.	HTLF	2.04
Great Southern Bancorp, Inc.	GSBC	3.46
First Busey Corporation	BUSE	1.67
Enterprise Financial Services Corp	EFSC	1.96
Lakeland Financial Corporation	LKFN	1.75
First Financial Corporation	THFF	2.36
MainSource Financial Group, Inc.	MSFG	2.07
CoBiz Financial Inc.	COBZ	2.57
S.Y. Bancorp, Inc.	SYBT	1.69
Hills Bancorporation	HBIA	1.33
West Suburban Bancorp, Inc.	WNRP	5.03
German American Bancorp, Inc.	GABC	0.62
Horizon Bancorp	HBNC	1.42
Bank of Kentucky Financial Corporation	BKYF	1.66
MidWestOne Financial Group, Inc.	MOFG	1.26
First Mid-Illinois Bancshares, Inc.	FMBH	0.87
Macatawa Bank Corporation	MCBC	8.40
Mercantile Bank Corporation	MBWM	4.50
West Bancorporation, Inc.	WTBA	1.17
First Business Financial Services, Inc.	FBIZ	1.37
AVERAGE:	-	**2.36**
MEDIAN:	-	**1.72**
QCR HOLDINGS, INC.	**QCRH**	**1.38**

Source: SNL Financial 12/31/12

NPAs / TOTAL ASSETS



3.50
3.00
2.50
2.00
1.50
1.00
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12

QCR HOLDINGS, INC.

a relationship driven organization®

Charge-Off Analysis

Charge-off Analysis - Cumulative Effect During Credit Cycle

	NCOs 2008-2012Q4 ($000)	Gross Loans 12.31.07 ($000)	NCOs / Loans 12.31.07 (%)	"Peak" Loans 2007-2012Q4 ($000)	NCOs / "Peak" Loans (%)
QCR HOLDINGS, INC. AND SUBSIDIARIES:					
QCR Holdings, Inc.	36,039	1,100,392	3.28%	1,282,810	2.81%
Quad City Bank and Trust Company	16,551	636,711	2.60%	675,407	2.45%
Cedar Rapids Bank and Trust Company	10,144	289,139	3.51%	381,982	2.66%
Rockford Bank and Trust Company	8,939	127,179	7.03%	235,769	3.79%
PROXY PEER GROUP:					
Heartland Financial USA, Inc.	132,982	2,276,582	5.84%	2,828,802	4.70%
Great Southern Bancorp, Inc.	187,639	1,838,854	10.20%	2,360,287	7.95%
First Busey Corporation	422,798	3,030,802	13.95%	3,243,375	13.04%
Enterprise Financial Services Corp	112,296	1,641,432	6.84%	2,307,157	4.87%
Lakeland Financial Corporation	36,061	1,523,720	2.37%	2,257,520	1.60%
First Financial Corporation	40,860	1,440,690	2.84%	1,890,716	2.16%
MainSource Financial Group, Inc.	117,803	1,693,678	6.96%	1,995,148	5.90%
CoBiz Financial Inc.	153,184	1,846,327	8.30%	2,031,253	7.54%
S.Y. Bancorp, Inc.	33,963	1,202,208	2.83%	1,584,705	2.14%
Hills Bancorporation	29,736	1,372,304	2.17%	1,722,162	1.73%
West Suburban Bancorp, Inc.	52,175	1,235,548	4.22%	1,247,411	4.18%
German American Bancorp, Inc.	14,701	867,721	1.69%	1,204,866	1.22%
Horizon Bancorp	33,052	888,852	3.72%	1,190,717	2.78%
Bank of Kentucky Financial Corporation	42,862	949,714	4.51%	1,195,409	3.59%
MidWestOne Financial Group, Inc.	32,364	401,554	8.06%	1,103,404	2.93%
First Mid-Illinois Bancshares, Inc.	10,980	746,187	1.47%	910,853	1.21%
Macatawa Bank Corporation	132,118	1,750,632	7.55%	1,774,063	7.45%
Mercantile Bank Corporation	112,937	1,797,954	6.28%	1,855,768	6.09%
West Bancorporation, Inc.	41,731	983,565	4.24%	1,100,735	3.79%
First Business Financial Services, Inc.	22,514	781,487	2.88%	911,960	2.47%
Peer Median	**42,297**	**1,406,497**	**4.38%**	**1,748,113**	**3.69%**
Peer Average	**88,138**	**1,413,491**	**5.35%**	**1,735,816**	**4.37%**

Source: SNL Financial. Data as of December 31, 2012

a relationship driven organization®

QCR Holdings, Inc. Peer Credit Quality

NCOs / Average Loans


2.00
1.50
1.00
0.50
0.00
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12

Provision Expense / NCOs


500
375
250
125
0
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12

Texas Ratio


50
40
30
20
10
4Q'08
4Q'09
4Q'10
4Q'11
4Q'12

Source: SNL Financial 12/31/12

QCR HOLDINGS, INC.

a relationship driven organization®

QCR Holdings, Inc. Consolidated Securities Portfolio

Snapshot – As of 12.31.11

Par Value (000s)	551,617
Book Value (000s)	556,419
Market Value (000s)	563,977
Unrealized Gain/Loss (000s)	7,558
Aggregate Gains (000s)	7,670
Aggregate Losses (000s)	(112)
Gain/Loss as Percent of Book Value	1.4%
Yield (Projected Speeds)	2.43%
Yield (1 month CPR)	2.45%
Average life (Projected Speeds)	1.9
Percent in Amortizing Securities	19%
Duration	1.8
Percent AFS	100%

Sector Review – As of 12.31.11

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	425,942	77%	2,370	2.08	1.3
CMO (Fixed)	52,854	9%	1,815	2.87	3.7
Corporate (Fixed)	926	0%	(2)	8.28	7.0
Corporate (Float)	240	0%	(42)	2.57	0.2
MBS (Fixed)	52,520	9%	1,666	3.06	3.9
Municipal – Tax Exempt	23,440	4%	1,717	6.02	4.0
Municipal – Taxable	497	0%	35	5.45	6.1
TOTAL	**556,419**	**100%**	**7,558**	**2.43**	**1.9**

Snapshot – As of 12.31.12

Par Value (000s)	584,456
Book Value (000s)	593,509
Market Value (000s)	601,285
Unrealized Gain/Loss (000s)	7,776
Aggregate Gains (000s)	8,361
Aggregate Losses (000s)	(585)
Gain/Loss as Percent of Book Value	1.3%
Yield (Projected Speeds)	2.45%
Yield (1 month CPR)	2.30%
Average life (Projected Speeds)	3.1
Percent in Amortizing Securities	27%
Duration	2.8
Percent AFS	88%

Sector Review – As of 12.31.12

				PROJECTED	
	Book Value	% Total	Gain/Loss	Book Yield	Reprice Term
Agency (Fixed)	336,451	57%	2,038	1.72	1.5
CMO (Fixed)	46,946	8%	1,697	2.66	3.3
Corporate (Fixed)	856	0%	54	5.41	5.8
Corporate (Float)	241	0%	(23)	2.32	0.2
MBS (Fixed)	113,090	19%	1,869	2.65	4.9
Municipal – Tax Exempt	95,428	16%	2,095	4.65	6.7
Municipal – Taxable	498	0%	47	5.45	5.1
TOTAL	**593,509**	**100%**	**7,776**	**2.45**	**3.1**

Source: QCRH 12.31.11 and 12.31.12 FTN Financial Report

QCR HOLDINGS, INC.
a relationship driven organization®

Additional Information about the Merger and Where to Find It.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed merger, QCR Holdings will file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 to register the shares of QCR Holdings common stock to be issued to the shareholders of Community National. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Community National in connection with their approval of the merger. In addition, QCR Holdings may file other relevant documents concerning the proposed merger with the SEC.

WE URGE SHAREHOLDERS OF COMMUNITY NATIONAL TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT QCR, COMMUNITY NATIONAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents, when available, through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained, when available, by directing a request by telephone or mail to QCR Holdings, Inc. (Todd Gipple: 309.743.7745) or Community National Bancorporation (Josef Vich: 319.291.2000) or by accessing QCR's website at www.QCRH.com. The information found on QCR's website is not, and shall not be deemed to be, a part of this presentation or incorporated into filings made with the SEC.

Community National and its directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Community National in connection with the merger. Additional information regarding the interests of these participants and other persons may be obtained by reading the proxy/prospectus regarding the merger when it becomes available.